93012EC


                                SERVICE AGREEMENT
                       (APPLICABLE TO RATE SCHEDULE AFT-E)

     This Agreement ("Agreement") is made and entered into this 31st day of October, 1997, by and between Algonquin Gas Transmission Company, a
     Delaware Corporation (herein called "Algonquin"), and The Southern Connecticut Gas Company (herein called "Customer" whether one or more persons).

     WHEREAS, pursuant to a settlement agreement approved on July 8, 1994, by the Federal Energy Regulatory Commission in Docket Nos. RP93-14-000, et al., Algonquin and Customer entered into two Service Agreements (93012E and 9W010E) dated September 1, 1994, for service under Rate Schedule AFT-E; and

     WHEREAS, to enhance both parties' ability to administer, among other things, nominations and capacity releases, Algonquin and Customer desire to combine the two aforementioned Service Agreements into a single service agreement for service under Rate Schedule AFT-E

     WHEREAS, Algonquin and Customer desire to execute a superseding combined service agreement under Rate Schedule AFT-E;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties do agree as follows:

                                    ARTICLE I
                               SCOPE OF AGREEMENT

     1.1 Subject to the terms, conditions and limitations hereof and of Algonquin's Rate Schedule AFT-E, Algonquin agrees to receive from or for the account of Customer for transportation on a firm basis quantities of natural gas tendered by Customer on any day at the Point(s) of Receipt; provided, however, Customer shall not tender without the prior consent of Algonquin, at any Point of Receipt on any day a quantity of natural gas in excess of the applicable Maximum Daily Receipt Obligation for such Point of Receipt plus the applicable Fuel Reimbursement Quantity; and provided further that Customer shall not tender at all Point(s) of Receipt on any day or in
              any year a cumulative quantity  of  natural  gas,   without
              the prior consent of Algonquin, in excess of the following quantities of natural gas plus the applicable Fuel Reimbursement
              Quantities:

                  Maximum Daily Transportation Quantity (MMBtu)

                        Nov 16 - Apr 15           45,593*
                        Apr 16 - May 31           39,196
                        Jun  1 - Sep 30           26,403
                        Oct  1 - Nov 15           39,196

              *MDTQ to be utilized in applying monthly Reservation Charge

                 Maximum Annual Transportation Quantity     13,711,741 MMBtu

     1.2 Algonquin agrees to transport and deliver to or for the account of Customer at the Point(s) of Delivery and Customer agrees to accept or cause acceptance of delivery of the quantity received by Algonquin on any day, less the Fuel Reimbursement Quantities; provided, however, Algonquin shall not be obligated to deliver at any Point of Delivery on any day a quantity of natural gas in excess of the applicable Maximum Daily Delivery Obligation.

                                   ARTICLE II
                                TERM OF AGREEMENT

     2.1 This Agreement shall become effective as of the date set forth hereinabove and shall continue in effect for a term ending on and including October 31, 2012 ("Primary Term") and shall remain in force from year to year thereafter unless terminated by either party by written notice one year or more prior to the end of the Primary Term or any successive term thereafter. Algonquin's right to cancel this Agreement upon the expiration of the Primary Term hereof or any succeeding term shall be subject to Customer's rights pursuant to Sections 8 and 9 of the General Terms and Conditions.

     2.2 This Agreement may be terminated at any time by Algonquin in the event Customer fails to pay part or all of the amount of any bill for service hereunder and such failure continues for thirty days after payment is due; provided Algonquin gives ten days prior written notice to Customer of such termination and provided further such termination shall not be effective if, prior to the date of termination, Customer either pays such outstanding bill or furnishes a good and sufficient surety bond guaranteeing payment to Algonquin of such outstanding bill; provided that Algonquin shall not be entitled to terminate service pending the resolution of a disputed bill if Customer complies with the billing dispute procedure currently on file in Algonquin's tariff.

                                   ARTICLE III
                                  RATE SCHEDULE

     3.1 Customer shall pay Algonquin for all services rendered hereunder and for the availability of such service under Algonquin's Rate Schedule AFT-E as filed with the Federal Energy Regulatory Commission and as the same may be hereafter revised or changed. The rate to be charged Customer for transportation hereunder shall not be more than the maximum rate under Rate Schedule AFT-E, nor less than the minimum rate under Rate Schedule AFT-E.

     3.2      This  Agreement  and all terms  and  provisions  contained  or incorporated herein are subject to the provisions of Algonquin's applicable rate schedules and of Algonquin's General Terms and Conditions on file with the Federal Energy Regulatory Commission, or other duly constituted authorities having jurisdiction, and as the same may be legally amended or superseded, which rate schedules and General Terms and Conditions are by this reference made a part hereof.

     3.3 Customer agrees that Algonquin shall have the unilateral right to file with the appropriate regulatory authority and make changes effective in (a) the rates and charges applicable to service pursuant to Algonquin's Rate Schedule AFT-E, (b) Algonquin's Rate Schedule AFT-E, pursuant to which service hereunder is rendered or (c) any provision of the General Terms and Conditions applicable to Rate Schedule AFT-E. Algonquin agrees that Customer may protest or contest the aforementioned filings, or may seek authorization from duly constituted regulatory authorities for such adjustment of Algonquin's existing FERC Gas Tariff as may be found necessary to assure that the provisions in (a), (b), or (c) above are just and reasonable.

                                   ARTICLE IV
                               POINT(S) OF RECEIPT

     Natural gas to be received by Algonquin for the account of Customer hereunder shall be received at the outlet side of the measuring station(s) at or near the Primary Point(s) of Receipt set forth in Exhibit A of the service agreement, with the Maximum Daily Receipt Obligation and the receipt pressure obligation indicated for each such Primary Point of Receipt. Natural gas to be received by Algonquin for the account of Customer hereunder may also be received at the outlet side of any other measuring station on the Algonquin system, subject to reduction pursuant to Section 6.2 of Rate Schedule AFT-E.

                                    ARTICLE V
                              POINT(S) OF DELIVERY

     Natural gas to be delivered by Algonquin for the account of Customer hereunder shall be delivered on the outlet side of the measuring station(s) at or near the Primary Point(s) of Delivery set forth in Exhibit B of the service agreement, with the Maximum Daily Delivery Obligation and the delivery pressure obligation indicated for each such Primary Point of Delivery.

     Natural gas to be delivered by Algonquin for the account of Customer hereunder may also be delivered at the outlet side of any other measuring station on the Algonquin system, subject to reduction pursuant to Section 6.4 of Rate Schedule AFT-E.

                                   ARTICLE VI
                                    ADDRESSES

     Except as herein otherwise provided or as provided in the General Terms and Conditions of Algonquin's FERC Gas Tariff, any notice, request, demand, statement, bill or payment provided for in this Agreement, or any notice which any party may desire to give to the other, shall be in writing and shall be considered as duly delivered when mailed by registered, certified, or first class mail to the post office address of the parties hereto, as the case may be, as follows:

       (a)      Algonquin:     Algonquin Gas Transmission Company
                               5400 Westheimer Court
                               Houston, TX 77056
                               Attn:  Danielle Kappus
                                      Contract Administration


        (b)     Customer:      The Southern Connecticut Gas Company
                               855 Main Street
                               Bridgeport, CT  06604
                               Attn:  Salvatore A. Ardigliano
                               Vice President, Gas Supply & Marketing Services

     or such other address as either party shall designate by formal written notice.

                                   ARTICLE VII
                                 INTERPRETATION

     The interpretation and performance of the Agreement shall be in accordance with the laws of the Commonwealth of Massachusetts, excluding conflicts of law principles that would require the application of the laws of a different jurisdiction.

                                  ARTICLE VIII
                           AGREEMENTS BEING SUPERSEDED

     When this Agreement becomes effective, it shall supersede the following agreements between the parties hereto.

     Service Agreements 93012E and 9W010E executed by Customer and Algonquin under Rate Schedule AFT-E dated September 1, 1994.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective agents thereunto duly authorized, the day and year first above written.


                                       ALGONQUIN GAS TRANSMISSION COMPANY

                                       By:  /s/ Robert B. Evans
                                       Title:  Senior Vice President


                                       THE SOUTHERN CONNECTICUT GAS COMPANY

                                       By:  /s/ Sal A. Ardigliano
                                       Title:  Vice President, Gas Supply &
                                               Marketing Services


                                SERVICE AGREEMENT
                       (APPLICABLE TO RATE SCHEDULE AFT-E)


                                    Exhibit A
                               Point(s) of Receipt

                             Dated: October 31, 1997


           To the service agreement under Rate Schedule AFT-E between
               Algonquin Gas Transmission Company (Algonquin) and
 The Southern Connecticut Gas Company (Customer) concerning Point(s) of Receipt


Primary                  Maximum Daily          Maximum
Point of                 Receipt Obligation     Receipt Pressure
Receipt                       (MMBtu)                (Psig)

Hanover, NJ (TETCO)                             At any pressure requested
     Nov 16 - Apr 15           21,122           by Algonquin but not in
     Apr 16 - May 31           17,437           excess of 750 Psig.
     Jun  1 - Sep 30           10,068
     Oct  1 - Nov 15           17,437

Lambertville, NJ                                At any pressure requested
     Nov 16 - Apr 15           24,471           by Algonquin but not in
     Apr 16 - May 31           21,759           excess of 750 Psig.
     Jun  1 - Sep 30           16,335
     Oct  1 - Nov 15           21,759



Signed for Identification

Algonquin:  /s/ Robert B. Evans

Customer:  /s/ Sal A. Ardigliano


                                SERVICE AGREEMENT
                       (APPLICABLE TO RATE SCHEDULE AFT-E)


                                    Exhibit B
                              Point(s) of Delivery

                             Dated: October 31, 1997


           To the service agreement under Rate Schedule AFT-E between
               Algonquin Gas Transmission Company (Algonquin) and
 The Southern Connecticut Gas Company (Customer) concerning Point(s) of Delivery


Primary                  Maximum Daily           Minimum
Point of                 Delivery Obligation     Delivery Pressure
Delivery                      (MMBtu)                 (Psig)

On the outlet side
of meter stations
located at:

North Haven, CT                   199
     Nov 16 - Apr 15           29,037
     Apr 16 - May 31           24,606
     Jun  1 - Sep 30           15,745
     Oct  1 - Nov 15           24,606

Defco Industrial Park
North Haven, CT                    50
     Nov 16 - Apr 15            1,696
     Apr 16 - May 31            1,630
     Jun  1 - Sep 30            1,497
     Oct  1 - Nov 15            1,630



Signed for Identification

Algonquin:  /s/ Robert B. Evans

Customer:  /s/ Sal A. Ardigliano


                                SERVICE AGREEMENT
                       (APPLICABLE TO RATE SCHEDULE AFT-E)


                                    Exhibit B
                              Point(s) of Delivery
                                   (Continued)

                             Dated: October 31, 1997


           To the service agreement under Rate Schedule AFT-E between
               Algonquin Gas Transmission Company (Algonquin) and
 The Southern Connecticut Gas Company (Customer) concerning Point(s) of Delivery


Primary                  Maximum Daily           Minimum
Point of                 Delivery Obligation     Delivery Pressure
Delivery                      (MMBtu)                 (Psig)

Milford, New Haven
County, CT                        100
     Nov 16 - Apr 15            7,474  (Not to
     Apr 16 - May 31            7,181  exceed 312
     Jun  1 - Sep 30            6,595  MMBtu per
     Oct  1 - Nov 15            7,181  hour)

Guilford, CT                      100
     Nov 16 - Apr 15           11,551
     Apr 16 - May 31            9,781
     Jun  1 - Sep 30            6,241
     Oct  1 - Nov 15            9,781



Signed for Identification

Algonquin:  /s/ Robert B. Evans

Customer:  /s/ Sal A. Ardigliano